Virtus High Yield Income Fund,

a series of Virtus Insight trust

Supplement dated April 29, 2009 to the Prospectus dated May 1, 2008,

as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

The following information updates and replaces the disclosure under “Portfolio Management” for the Virtus High Yield Income Fund (page 58).

Robert L. Bishop, CFA. Mr. Bishop has served on the fund’s portfolio management team since December 2008. He is Chief Investment Officer for Fixed Income at SCM Advisors and also has portfolio management responsibility for investment grade corporate bonds and credit derivatives. Mr. Bishop also serves on the portfolio management teams for the Virtus Bond Fund and Virtus High Yield Fund. Prior to joining SCM Advisors in 2002, he was responsible for restructuring corporate pension funds at Salomon Brothers; quantitative portfolio design at Goldman Sachs; and was a director in the credit sales area of Merrill Lynch. He has 28 years of investment experience.

Maxwell E. Bublitz, CFA. Mr. Bublitz has served on the fund’s portfolio management team since December 2008. He also serves on the portfolio management team for the Virtus Bond Fund and the Virtus High Yield Fund. Mr. Bublitz is Chief Strategist at SCM Advisors. Prior to joining SCM Advisors in 2005, he was President and Chief Executive Officer of Conseco Capital Management (1987-2005). Mr. Bublitz has 24 years of investment experience.

Bradley Kane. Mr. Kane has served on the fund’s portfolio management team since April 2009. He also serves on the portfolio management team for the Virtus High Yield Fund. Mr. Kane is a fixed income portfolio manager at SCM Advisors, with a primary focus on the high yield market, and is responsible for the design and management of SCM Advisor’s high yield and leveraged loan strategies. He joined SCM Advisors in 2002 as a high yield analyst and has been portfolio manager of SCM Advisor’s leveraged loan portfolios since 2005. Prior to joining SCM Advisors, he was Vice President at GSC Partners (formerly Greenwich Street Capital Partners) and Vice President at Mitchell Hutchins Asset Management, a division of Paine Webber. Mr. Kane has 15 years of investment experience.

Investors should retain this supplement with the Prospectus for future reference.

VIT 8003/HYIF PMs (04/09)